Loans Payable	12 Months Ended
Dec. 31, 2022
Loans Payable [Abstract]
LOANS PAYABLE

11. LOANS PAYABLE

During the year ended December 31, 2020, the Company entered into a loan agreement for the principal amount of EUR20,000 (approximately $22,828) (the “0.1% Loan). The 0.1% Loan bears interest at 0.1% per month and is due on demand and is secured against the Company’s trade receivables.

Between the years of 2011 to 2013, the Company received loans from related parties totaling EUR35,000 (approximately $40,144) (the “Related Party 6% Loans”). The Loans have a stated interest rate of at 6.0%. EUR10,000 (approximately $11,461) of the loans matures on July 31, 2020 and EUR25,000 (approximately $28,653) of the loan matures on December 31, 2021. As the Related Party 6% Loans were received at below market interest rates, the initial fair value of the 3% Loan was determined to be EUR21,936 (approximately $25,140), determined using an estimated effective interest rate of 11.5%.

In 2017, the Company obtained a line of credit of up to EUR200,000 (approximately $229,224) (the “LOC”). The LOC accrues interest of 4% on amounts drawn, and a 0.5% fee if no amounts are drawn. The LOC was fully repaid in early 2022.

A continuity of the Company’s loans payable is as follows:

		Related party	Related party
	0.1% Loan	6% Loans	LOC	Total
Balance, December 31, 2020	$24,528	$41,326	$66,979	$132,833
Issued during the year	-	-	2,305	2,305
Extinguished during the year	-	-	(11,832)	(11,832)
Accretion	-	1,542	-	1,542
Effects of currency translation	(1,774)	(3,049)	(4,479)	(9,302)
Balance, December 31, 2021	$22,754	$39,819	$52,973	$115,546
Extinguished during the year	(21,076)	(36,883)	(50,866)	(108,825)
Effects of currency translation	(1,678)	(2,936)	(2,107)	(6,721)
Balance, December 31, 2022	$-	$-	$-	$-